Exhibit 99.1

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Exhibit 99.1

Epic Bancorp

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[LOGO]	West Coast 2004 September 8th, 2004

Pan Pacific San Francisco 500 Post Street San Francisco, CA 94102

Forward-looking Statements

This presentation contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of Tamalpais Bank. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged; and (5) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission.

Epic Bancorp

Strategic Plan

Continue a community based “high touch” private banking strategy as a means of increasing market share and shareholder value:

•      We help our customer achieve their lifetime financial goals by providing a broad array of services tailored to the needs of our community;

•      To produce strong and durable sources of income while maintaining outstanding asset quality.

Tamalpais Bank Brand

“High Touch” Private Banking focus

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We help customers grow their business and manage their wealth through consultation and planning delivered in personalized, non-intimidating way

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Our approach is consultative, family friendly, and multi-generational

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Even children have their own special place in each Tamalpais Bank branch

Corporate Responsibility

•     Continued Heart of Marin community outreach program, contributing $131,000 to over 150 non-profit organizations in 2003 and $700,00 since 1992

•     Provided community leadership, including launching the Marin Workforce Housing Trust, and employees volunteer hundreds of hours

•      Increased our workforce by over 65% and continue to create new high paying jobs in Marin

Epic Bancorp

Corporate Values

Shareholder Focus

Financial Performance in 2003

Highlights

Net Income	35.2%	$2.8	Million
E.P.S.	33.8%	$0.87
Stockholders’ Equity	26.0%	$13.9	Million

Full Year ROE	22.5%

Commercial Real Estate Loans	58.0%	$112	Million
Net Loans	40.8%	$249	Million
Total Assets	12.6%	$302	Million
Checking and Savings	23.6%	$106	Million
Total Deposits	20.3%	$211	Million

Epic Bancorp

Y-T-D 2004 Accomplishments

•                  $6.4 million capital infusion from capital offering

•                  Two new branches opened

•                  New SBA department began operations

•                  Listed on NASDAQ Small Cap Market

2004 Infrastructure Development

Positioning the Company for future growth:

•                  Personnel and occupancy expenses increased 42% due to the new retail and SBA operations.

•                  Professional services associate with the capital offering and NASDAQ listing increased $181,000.

•                  The allowance for loan losses increased by $579,000 due to the rapid loan portfolio growth

•                  Capital infusion diluted Y-T-D earnings by 12%.

Financial Performance 2004

Highlights

YTD Through June 30, 2004 vs. 2003

Net Income	3.9%	$1.4	Million
E.P.S.	7.0%	$0.40

Year-to-date ROE	15.1%

YTD Growth Through June 30, 2004

Total Assets	34.9%	$407	Million
Loans	21.3%	$299	Million
Deposits	15.4%	$210	Million
Stockholders’ Equity	51.7%	$21.0	Million

Financial Performance

Loan, Deposit, & Asset Growth

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Shareholder Focus

Return on Equity

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Earnings Per Share

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Asset Quality

Loan Portfolio Mix

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Diversification of Loan Collateral

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Loan Performance

($ in Thousands)	2000	2001	2002	2003	6/30/2004

Non-Performing Loans	$—	$196	$711	$—	$566

Charge-Offs	—	—	—	—	—

Zero charge-offs since 1997 and under $150,000 since the Bank was founded in 1991.

Market Growth

Marin Co. Market Opportunity

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•      Population 247,707

•      Household income $91,500

•      Highest in the State

•      California $60,300

•      USA $56,500

•      $6.5 Billion in Deposits

(Source: U.S. Census Bureau, HUD, FDIC)

Marin County Demographics

•                  Unemployment Rate 3.6%

•      California 6.1%

•     USA 5.5%  (July 2004, CA EDD)

•                  Personal Bankruptcy Filings 1.98%

•      California 4.15%

•      USA 5.36% (2002, Admin office of US Courts)

Marin County Market Share

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2003 Accomplishments

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We opened our third branch in Greenbrae, CA in May 2003

2004 Accomplishments

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We opened our fourth branch in San Anselmo, CA in April 2004

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We opened our fifth branch adjacent to the Northgate shopping center in June 2004

Branch Network

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•                  Existing Branches

•                  San Rafael

•                  Greenbrae

•                  Mill Valley

•                  San Anselmo

•                  Northgate

•                  In Negotiation

•                  Corte Madera

•                  Potential Locations

•                  Novato

•                  Tiburon

•                  Sausalito

2004 Accomplishments

•                  Name changed from San Rafael Bancorp to Epic Bancorp

•      Epic Bancorp announced that it not only sold the maximum $26 million on behalf of itself and investors, but was oversubscribed

•      We now have close to 600 shareholders and have listed the stock on the NASDAQ Small Cap Market under the symbol EPIK.

We launched a Small Business Administration lending program in January 2004

•      We have begun offering SBA 504 and 7A loans through retail and wholesale sources

•      The program is expected to result in more robust interest and non-interest income and increased market presence

•      Epic Bancorp has instituted a cash dividend program

•                  The Board of Directors of Epic Bancorp and Tamalpais Bank have appointed:

•      Mark Garwood President/co-CEO, Vice-Chairman and Director of Tamalpais Bank

•      Allan Bortel, Director of Epic Bancorp

•      Walt Spevak, Director of Tamalpais Bank

•      Tamalpais Bank received an “Outstanding” CRA rating

Epic Bancorp  –  “EPIK”

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Thank you for attending!!